Exhibit 10.15

SECOND AMENDMENT TO INDUSTRIAL REAL ESTATE LEASE

THIS SECOND AMENDMENT TO INDUSTRIAL REAL ESTATE LEASE is dated as of the 12th day of April, 2005, by and between PAGODA PARTNERS LLC, an Ohio limited liability company, having an address of 1801 E. Ninth Street, Suite 1600, Cleveland, Ohio 44114-3103 (“Landlord”), and HOMEWORKS, INC., an Ohio corporation, having an address of 7700 Northfield Road, Walton Hills, Ohio 44146 (“Tenant”).

RECITALS

A.	Landlord and Tenant have entered into a certain Industrial Real Estate Lease, dated November 8, 2000 (the “Original Lease”), with respect to premises known as 7700 Northfield Road, Walton Hills, Ohio.

B.	Landlord and Tenant have amended the Original Lease pursuant to a certain Amendment to Industrial Real Estate Lease dated as of September 22, 2004 (the “First Amendment”).

C.	The parties desire to amend the Original Lease as previously amended (as so amended, the “Lease”) to replace Exhibit B-1 attached to the First Amendment.

NOW THEREFORE, for good and valuable consideration, the Landlord and Tenant agree as follows:

1.

The Lease is amended as of January 1, 2005 so that Exhibit B to the Lease is replaced with the Revised Exhibit B-1 attached to this Amendment, which Revised Exhibit B-1 is incorporated and made a part of the Lease.

2.	This Amendment may be executed in counterparts and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument.

PAGODA PARTNERS LLC, an Ohio limited liability company

By:	/s/ John P. Reed
John P. Reed, Manager

By:	/s/ Charles L. Smythe, Jr.
Charles L. Smythe, Jr., Manager

HOMEWORKS, INC., an Ohio corporation

By:	/s/ John P. Reed
John P. Reed, President

STATE OF OHIO	)
	)	SS.
COUNTY OF CUYAHOGA	)

The foregoing instrument was acknowledged before me this 14th day of April, 2005, by John P. Reed, a Manager of PAGODA PARTNERS LLC, an Ohio limited liability company, on behalf of the limited liability company.

(SEAL)	/s/ Allan G. Churchmack
Notary Public

My commission expires:

STATE OF OHIO	)
	)	SS.
COUNTY OF CUYAHOGA	)

The foregoing instrument was acknowledged before me this __ day of April, 2005, by Charles L. Smythe, Jr., a Manager of PAGODA PARTNERS LLC, an Ohio limited liability company, on behalf of the limited liability company.

(SEAL)
Notary Public

My commission expires:

STATE OF OHIO	)
	)	SS.
COUNTY OF CUYAHOGA	)

The foregoing instrument was acknowledged before me this 14th day of April, 2005, by John P. Reed, President of HOMEWORKS, INC., an Ohio corporation, on behalf of the corporation.

(SEAL)	/s/ Allan G. Churchmack
Notary Public

My commission expires:

STATE OF OHIO	)
	)	SS.
COUNTY OF CUYAHOGA	)

The foregoing instrument was acknowledged before me this __ day of April, 2005, by John P. Reed, a Manager of PAGODA PARTNERS LLC, an Ohio limited liability company, on behalf of the limited liability company.

(SEAL)
Notary Public

My commission expires:

STATE OF OHIO	)
	)	SS.
COUNTY OF CUYAHOGA	)

The foregoing instrument was acknowledged before me this 13th day of April, 2005, by Charles L. Smythe, Jr., a Manager of PAGODA PARTNERS LLC, an Ohio limited liability company, on behalf of the limited liability company.

(SEAL)	/s/ Suzanne E. Jackson
Notary Public

My commission expires:

STATE OF OHIO	)
	)	SS.
COUNTY OF CUYAHOGA	)

The foregoing instrument was acknowledged before me this __ day of April, 2005, by John P. Reed, President of HOMEWORKS, INC., an Ohio corporation, on behalf of the corporation.

(SEAL)
Notary Public

My commission expires: